OBLIGATIONS UNDER CAPITAL LEASE (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Property, net	$ 66,404	$ 79,167	$ 136,931
Total [Member]
Property, net	66,705	79,167	136,931
Office and warehouse facilities [Member]
Property, net	224,037	224,037	224,037
Accumulated Amortization [Member]
Property, net	$ 157,332	$ 144,870	$ 87,106